SANTANDER BANCORP
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
AS OF SEPTEMBER 30, 2006 AND 2005 AND DECEMBER 31, 2005
(Dollars in thousands, except share data)

ASSETS

				Variance
	30-Sep-06	30-Sep-05	31-Dec-05	09/06-12/05
CASH AND CASH EQUIVALENTS:
Cash and due from banks	$ 135,354	$ 130,584	$ 136,731	-1.01%
Interest-bearing deposits	20,841	9,839	8,833	135.94%
Federal funds sold and securities purchased under agreements to resell	239,239	248,585	92,429	158.84%
Total cash and cash equivalents	395,434	389,008	237,993	66.15%
INTEREST-BEARING DEPOSITS	51,129	101,044	101,034	-49.39%
TRADING SECURITIES	51,353	51,088	37,679	36.29%
INVESTMENT SECURITIES AVAILABLE FOR SALE, at fair value	1,479,029	1,678,532	1,559,681	-5.17%
OTHER INVESTMENT SECURITIES, at amortized cost	42,835	37,500	41,862	2.32%
LOANS HELD FOR SALE, net	195,823	220,591	213,102	-8.11%
LOANS, net	6,493,680	5,983,548	5,808,630	11.79%
ALLOWANCE FOR LOAN LOSSES	(94,157)	(66,051)	(66,842)	40.87%
ACCRUED INTEREST RECEIVABLE	112,320	64,116	77,962	44.07%
PREMISES AND EQUIPMENT, net	56,729	55,257	55,867	1.54%
GOODWILL	144,723	34,791	34,791	315.98%
INTANGIBLE ASSETS	47,914	9,895	10,092	374.77%
OTHER ASSETS	201,313	138,813	160,097	25.74%
	$ 9,178,125	$ 8,698,132	$ 8,271,948	10.95%

LIABILITIES AND STOCKHOLDERS' EQUITY
DEPOSITS:
Non interest-bearing	$ 652,963	$ 651,853	$ 672,225	-2.87%
Interest-bearing	4,678,715	5,045,213	4,552,425	2.77%
Total deposits	5,331,678	5,697,066	5,224,650	2.05%
FEDERAL FUNDS PURCHASED AND OTHER BORROWINGS	1,440,000	821,632	768,846	87.29%
SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE	852,676	1,018,187	947,767	-10.03%
COMMERCIAL PAPER ISSUED	369,191	229,852	334,319	10.43%
TERM NOTES	41,202	39,902	40,215	2.45%
CAPITAL NOTES	244,676	72,985	121,098	102.05%
ACCRUED INTEREST PAYABLE	101,718	49,527	65,160	56.10%
OTHER LIABILITIES	220,968	203,399	201,366	9.73%
	8,602,109	8,132,550	7,703,421	11.67%

STOCKHOLDERS' EQUITY:
Series A Preferred stock, $25 par value; 10,000,000 shares authorized, none issued or outstanding	-	-	-	N/A
Common stock, $2.50 par value; 200,000,000 shares authorized; 50,650,364 shares issued;
46,639,104 shares outstanding.	126,626	126,626	126,626	0.00%
Capital paid in excess of par value	304,171	304,171	304,171	0.00%
Treasury stock at cost, 4,011,260 shares	(67,552)	(67,552)	(67,552)	0.00%
Accumulated other comprehensive loss, net of taxes	(44,821)	(35,134)	(41,591)	7.77%
Retained earnings-
Reserve fund	133,759	126,820	133,759	0.00%
Undivided profits	123,833	110,651	113,114	9.48%
Total stockholders' equity	576,016	565,582	568,527	1.32%
	$ 9,178,125	$ 8,698,132	$ 8,271,948	10.95%

SANTANDER BANCORP
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
FOR THE NINE AND THREE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005

(Dollars in thousands, except per share data)

	For the nine months ended		For the three months ended
	September 30,	September 30,	September 30,	September 30,
	2006	2005	2006	2005
INTEREST INCOME:
Loans	$ 390,280	$ 256,954	$ 141,049	$ 94,145
Investment securities	55,599	54,723	18,547	16,309
Interest-bearing deposits	3,267	2,741	1,346	1,194
Federal funds sold and securities purchased under
agreements to resell	3,557	3,490	1,144	822
Total interest income	452,703	317,908	162,086	112,470

INTEREST EXPENSE:
Deposits	125,603	85,551	44,518	33,051
Securities sold under agreements to repurchase
and other borrowings	101,272	64,316	38,759	23,047
Subordinated capital notes	10,478	2,094	4,101	795
Total interest expense	237,353	151,961	87,378	56,893

Net interest income	215,350	165,947	74,708	55,577

PROVISION FOR LOAN LOSSES	43,913	15,400	20,400	4,650
Net interest income after provision for loan losses	171,437	150,547	54,308	50,927

OTHER INCOME (LOSS):
Bank service charges, fees and other	35,243	31,266	11,881	10,640
Broker-dealer, asset management and insurance fees	43,078	40,558	13,601	14,219
Gain on sale of securities, net	85	17,838	26	462
Loss on extinguishment of debt	-	(5,959)	-	784
Gain on sale of mortgage servicing rights	69	69	51	14
Gain on sale of loans	184	7,874	188	666
Other income	4,432	8,594	5,243	1,883
Total other income	83,091	100,240	30,990	28,668

OPERATING EXPENSES:
Salaries and employee benefits	91,430	72,288	35,316	23,998
Occupancy costs	16,713	12,581	5,979	4,193
Equipment expenses	3,607	2,703	1,274	903
EDP servicing, amortization and technical assistance	28,694	23,727	10,834	8,338
Communication expenses	7,767	6,200	2,782	2,004
Business promotion	8,540	8,239	2,797	3,198
Other taxes	8,055	6,293	2,976	2,105
Other operating expenses	39,697	33,918	13,648	11,164
Total operating expenses	204,503	165,949	75,606	55,903

Income before provision for income tax	50,025	84,838	9,692	23,692

PROVISION FOR INCOME TAX	16,916	21,896	966	6,297

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$ 33,109	$ 62,942	$ 8,726	$ 17,395
EARNINGS PER COMMON SHARE	$ 0.71	$ 1.35	$ 0.19	$ 0.37

SANTANDER BANCORP

SELECTED CONSOLIDATED FINANCIAL INFORMATION:

(DOLLARS IN THOUSANDS)

	For the Quarters Ended					Nine Month Periods Ended September 30,
	30-Sep	30-Sep	30-Jun	3Q06/3Q05	3Q06/2Q06
	2006	2005	2006	Variation	Variation	2006	2005	Variation

Interest Income	$ 162,086	$ 112,470	$ 159,187	44.1%	1.8%	$ 452,703	$ 317,908	42.4%
Tax equivalent adjustment	1,951	1,931	2,225	1.0%	-12.3%	6,136	9,251	-33.7%
Interest income on a tax equivalent basis	164,037	114,401	161,412	43.4%	1.6%	458,839	327,159	40.2%
Interest expense	87,378	56,893	80,678	53.6%	8.3%	237,353	151,961	56.2%
Net interest income on a tax equivalent basis	76,659	57,508	80,734	33.3%	-5.0%	221,486	175,198	26.4%
Provision for loan losses	20,400	4,650	15,975	338.7%	27.7%	43,913	15,400	185.1%

Net interest income on a tax equivalent basis after provision	56,259	52,858	64,759	6.4%	-13.1%	177,573	159,798	11.1%
Other operating income	30,776	27,540	24,978	11.8%	23.2%	82,822	74,528	11.1%
Gain on sale of securities	26	462	56	-94.4%	-53.6%	85	17,838	99.5%
(Loss) gain on sale of loans	188	666	(1)	-71.8%	-18900.0%	184	7,874	97.7%
Other operating expenses	75,606	55,903	69,184	35.2%	9.3%	204,503	165,949	23.2%
Income on a tax equivalent basis before income taxes	11,643	25,623	20,608	-54.6%	-43.5%	56,161	94,089	-40.3%
Provision for income taxes	966	6,297	7,355	-84.7%	-86.9%	16,916	21,896	-22.7%
Tax equivalent adjustment	1,951	1,931	2,225	1.0%	-12.3%	6,136	9,251	-33.7%
NET INCOME	$ 8,726	$ 17,395	$ 11,028	-49.8%	-20.9%	$ 33,109	$ 62,942	-47.4%

SELECTED RATIOS:

Per share data (1):
Earnings per common share	$ 0.19	$ 0.37	$ 0.24			$ 0.71	$ 1.35
Average common shares
outstanding	46,639,104	46,639,104	46,639,104			46,639,104	46,639,104
Common shares outstanding
at end of period	46,639,104	46,639,104	46,639,104			46,639,104	46,639,104
Cash Dividends per Share	$ 0.16	$ 0.16	$ 0.16			$ 0.48	$ 0.48

(1) Per share data is based on the average number of shares outstanding during the period.
Basic and diluted earnings per share are the same.

SANTANDER BANCORP

				2005
	YTD	QTD	QTD	YTD	QTD
	30-Sep	30-Sep	30-Jun	30-Sep	30-Sep
SELECTED RATIOS	2006	2006	2006	2005	2005

Net interest margin (1)	3.61%	3.66%	3.94%	2.97%	2.84%
Return on average assets (2)	0.51%	0.39%	0.50%	1.02%	0.82%
Return on average common equity (2)	7.94%	6.08%	7.83%	14.13%	11.78%
Efficiency Ratio (1,3)	67.16%	70.25%	66.67%	62.96%	65.82%
Non-interest income to revenues	15.51%	16.05%	13.59%	23.97%	20.31%
Capital:
Total capital to risk-adjusted assets	-	11.19%	11.25%	-	11.21%
Tier I capital to risk-adjusted assets	-	8.14%	8.17%	-	8.85%
Leverage ratio	-	5.96%	5.86%	-	6.49%
Non-performing loans to total loans	-	1.63%	1.69%	-	1.15%
Non-performing loans plus accruing loans
past-due 90 days or more to loans	-	1.90%	1.82%	-	1.25%
Allowance for loan losses to non-
performing loans	-	86.53%	80.09%	-	92.82%
Allowance for loans losses to period-
end loans	-	1.41%	1.35%	-	1.06%

OTHER SELECTED FINANCIAL DATA		9/30/2006	9/30/2005	12/31/2005
		(dollars in millions)
Customer Financial Assets Under Control:
Bank deposits (excluding brokered deposits)		$ 3,956.0	$ 4,430.5	$ 4,084.0
Broker-dealer customer accounts		5,117.0	4,953.0	4,923.0
Mutual fund and assets managed		2,795.0	2,892.0	2,795.0
Trust, institutional and private accounts assets under management		1,101.0	1,137.0	1,158.0
Total		$ 12,969.0	$ 13,412.5	$ 12,960.0

(1) On a tax-equivalent basis.
(2) Ratios for the quarters are annualized.
(3) Operating expenses divided by net interest income, on a tax equivalent basis, plus other income, excluding gain on sale of securities, loss on extinguishment of debt in 2005 and gain on sale of building for 1Q04.